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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 19, 1998

                              DIPLOMAT CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                              0-22432                         13-3727399
(State or other                     (Commission                    (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


                               25 KAY FRIES DRIVE
                              STONY POINT, NY 10980
          (Address of principal executive offices, including zip code)

                                 (914) 786-5552
              (Registrant's telephone number, including area code)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On February 19, 1998, Diplomat Corporation (the "Company") completed the acquisition of Lew Magram Ltd., a New York corporation ("Lew Magram"). The acquisition was completed by a merger of Magram Acquisition Corporation, a wholly-owned subsidiary of the Company, into Lew Magram, with Lew Magram being the surviving entity. As consideration for the merger, the Company issued 95,000 shares of Series D Preferred Stock, which is convertible into an aggregate of 3,166,667 shares of the Company shares of the Company's common stock, and 250,000 shares of the Company's common stock.

     Lew Magram is a direct-mail cataloger of women's fashion closing founded approximately 50 years ago. Lew Magram currently operates from facilities located in Teaneck, New Jersey and New York, New York.

     The acquisition was pursuant to the Agreement and Plan of Merger dated December 23, 1997 between Robert M. Rubin, Jay M. Kaplowitz, Irving Magram, Warren Golden, Stephanie Sobel (being all of the stockholders of Lew Magram), the Company, Magram Acquisition Corporation and Lew Magram.

     Robert M. Rubin, Chairman of the Board of Directors and a principle stockholder of the Company was a principle stockholder of Lew Magram, owned approximately 45% of Lew Magram's capital stock on a fully-diluted basis. Jay M. Kaplowitz, a principle of the Company's legal counsel owned approximately 5% of Lew Magram's capital stock on a fully-diluted basis.

     Effective on the closing of the acquisition, Warren Golden was appointed to the Board of Directors of the Company. Mr. Golden was appointed as Chief Operating Officer of the Company and will also maintain the title of Executive Vice President of Lew Magram. Mr. Golden entered into a three year employment agreement with the Company effective February 2, 1998.

     Irving Magram was appointed as President of Lew Magram and Stephanie Sobel was appointed as Senior Vice President of Merchandising. Each of Mr. Magram and Ms. Sobel entered into a three employment agreement with Lew Magram which is guaranteed by the Company.




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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a),(b) Financial Statements. The financial statements required under Item 7 of Form 8-K are not included in this initial report on Form 8-K. The Company shall provide such financial statements by amendment within 60 days from the date that this initial Form 8-K is filed with the Securities and Exchange Commission.

(c)      Exhibits.

99.1 Agreement and Plan of Merger dated December 23, 1997 by and between Diplomat Corporation, Lew Magram, Ltd., et al (incorporated by reference to Diplomat Corporation Form 10-KSB filed January 13, 1998).

99.2 Amended and Restated Certificate of Designation of Diplomat Corporation of Series D Preferred Stock.

99.3 Employment Agreement between Warren Golden and Diplomat Corporation dated February 2, 1998.

99.4 Employment Agreement between Irving Magram and Lew Magram Ltd. dated February 2, 1998.


99.5 Employment Agreement between Stephanie Sobel and Lew Magram Ltd. dated February 2, 1998.

99.6 Lease Agreement between Franklin Associates and Lew Magram Ltd. dated May 15, 1992.

99.7 Loan and Security Agreement by and between Congress Financial Corporation and Lew Magram Ltd. dated August 13, 1996.

99.8     Press Release dated February 24, 1998


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 5, 1998


                                           DIPLOMAT CORPORATION



                                           By: /s/ JONATHAN ROSENBERG
                                               -----------------------------
                                                    Jonathan Rosenberg
                                                    Chief Executive Officer



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                                INDEX TO EXHIBITS


NO.      DESCRIPTION

99.1 Agreement and Plan of Merger dated December 23, 1997 by and between Diplomat Corporation, Lew Magram, Ltd., et al (incorporated by reference to Diplomat Corporation Form 10-KSB filed January 13, 1998).

99.2 Amended and Restated Certificate of Designation of Diplomat Corporation of Series D Preferred Stock.

99.3 Employment Agreement between Warren Golden and Diplomat Corporation dated February 2, 1998.

99.4 Employment Agreement between Irving Magram and Lew Magram Ltd. dated February 2, 1998.

99.5 Employment Agreement between Stephanie Sobel and Lew Magram Ltd. dated February 2, 1998.

99.6 Lease Agreement between Franklin Associates and Lew Magram Ltd. dated May 15, 1992.

99.7 Loan and Security Agreement by and between Congress Financial Corporation and Lew Magram Ltd. dated August 13, 1996.


99.8     Press Release dated February 24, 1998